Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-51791) of CIGNA Corporation of our report dated June 12, 1998, appearing on page 11-K-5 of this Form 11-K.


/s/ PRICE WATERHOUSE LLP
Philadelphia, Pennsylvania
June 26, 1998


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